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                                                                    Exhibit 10.9

                                                   Sales Account #:_____________


                     COMMISSIONED SALES CONTRACTOR AGREEMENT
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An Agreement made between Nations Express, Inc., a corporation instituted in the state of North Carolina, U.S.A., engaged in the business of domestic and international freight forwarding, hereinafter and for the purpose of this Agreement called "The Company", and _______________ with domicile in the city of ________________________, state of _____________________, hereinafter and for the purpose of this Agreement referred to as the "Sales Contractor".

The Sales Contractor is engaged in the business of Solicitation of freight within the area known as ______________________________________________________
_____________________________________________________________________________.
It is agreed that it would be mutually beneficial to enter into a business relationship where the Sales Contractor shall solicit and promote the services of shipping goods through The Company, who shall furnish the routing and means of shipping of said goods. The Sales Contractor will operate on an account by account basis and not by territorial boundaries.

Therefore, the parties convey that:

1. The Company shall, within reason, ship all goods, equipment, and supplies for clients, solicited or acquired by the Sales Contractor in a prompt, efficient manner and upon such schedules as may be adopted by The Company and furnished to the Sales Contractor, but in no way can The Company promise or guarantee its service to Sales Contractor or to the customer.

2. The Sales Contractor shall make his/her best efforts to solicit or otherwise acquire customers to use the services provided by The Company as described herein.

3. The Company shall pay as total compensation for procurement of airfreight and surface transportation and other related transportation services rendered, based on ___% of the gross profit.

4. The Company will pay a Sales Contractor a split commission on shipments when there are two or more commissioned Sales Contractors involved in the control of an account. This commission split will be determined on an individual account basis.

5. Should a dispute arise for any reason, all parties agree to an internal settlement without litigation. If the dispute can not be settled, then both parties agree to The Company appointed arbitrator and the arbitrator will have the final settlement ruling, both parties will share equally in the cost of such arbitration.

6. The Company will pay commissions weekly on a 2 week lag based on the billing to your customers.

7. Delinquent Accounts: Should an account have an unpaid invoice for 90 days, the Sales Contractor will be charged for any commissions paid for the delinquent invoice, plus the
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          Sales Contractor's share of transportation costs. Sales Contractor's share of transportation costs is defined as the cost for transportation multiplied by the Sales Contractor's commission percentage. The Sales Contractor will have the responsibility to recover the loss for The Company, and if recovery is made, the Sales Contractor will be reimbursed the commission plus the Sales Contractor's share of transportation costs less any direct collection costs. The Sales Contractor will be made aware of the unpaid invoices and the collections efforts after 45 days so that the Sales Contractor will have sufficient time to support the collections effort.

8. The Sales Contractor shall comply with all Local/State/Federal laws in which the Sales Contractor and The Company are engaged in business. It will be the sole responsibility of the Sales Contractor to comply with the laws related to the workman's compensation, disability, or any other required permits. Furthermore, the Sales Contractor must comply with rules and regulations of the Interstate Commerce Commission, Civil Aeronautics Board, U.S. Department of Transportation, the FAA, and any applicable authority governing this type of industry. Furthermore, the Sales Contractor will comply with the Rules and Regulations Tariff set forth and supplied by The Company. The Sales Contractor acknowledges and agrees that the Sales Contractor is not an employee of Nations Express, Inc.

9. The Sales Contractor will not make representation or promises on the part of The Company except as specifically provided in the Agreement. The Sales Contractor does not have the authority to pledge The Company's credit or extend credit in the name of The Company. The Sales Contractor shall not use the name of the company in reference to bank, leases, loans or credit of any kind.

10. This Agreement may not be assigned or otherwise transferred by the Sales Contractor. The Sales Contractor shall not enter into any subcontract or other arrangement with another person, partnership, or corporation concerning any of the obligations assumed by the Sales Contractor under the provisions of this Agreement.

11. This Agreement will supersede all other agreements, oral or written between The Company and Sales Contractor prior to the date of this Agreement.

12. This Agreement is effective as of the date hereof and shall remain in full force and effect until terminated by either party giving to the other party sixty (60) days written notice of intention to terminate by certified mail. The company has the right to terminate this agreement within a 24 hour notice if there is a breach of this agreement. This agreement shall, however, automatically terminate in the event of death, bankruptcy or inactivity of the Sales Contractor.

13. Violations or failure to comply with and meet the provisions of the Agreement or any of the regulations promulgated by The Company or unlawful conduct of Sales Contractor shall constitute full and sufficient reason for immediate termination of the Agreement by The Company, and Sales Contractor shall have no recourse in respect thereof.

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14.      The Company makes no guarantee as to the amount of commissions that can be earned by the Sales Contractor. The commissions earned by the Sales Contractor are based solely on the ability of the Sales Contractor to cultivate customers.

15. The Sales Contractor agrees that by working with The Company he/she will become aware of company accounts, customer lists, special pricing and information that is valuable to the ongoing business. The Sales Contractor agrees to confidentiality in these matters with customers, competitors and people not associated with The Company.

         This Agreement shall be construed under the laws of the State of North Carolina, and North Carolina law prevails.

SALES CONTRACTOR                               NATIONS EXPRESS, INC.
                                               (The Company)

                                               By:
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(Print Name)

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(Signature)                                    Officer of Nations Express, Inc.

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(Date)                                         (Date)

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(DBA-Name that matches SS# or FID# below)

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(Social Security # or Federal ID. #)

(This number will be used on Federal Form 1099)

Corporation ____ Individual ____ Partnership____

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Address

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City              State             Zip

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Business Phone

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Business Fax

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Home Telephone Number

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